Exhibit 10.4


                          AGREEMENT AND PLAN OF MERGER

         This Agreement and Plan of Merger is entered into between FLF, Inc., a corporation duly organized and existing under the laws of the State of California, herein called the "Surviving Corporation", and Sutter Acquisition Company, Inc., a corporation duly organized and existing under the laws of the State of California, herein called the "Disappearing Corporation" (the two parties sometimes collectively referred to as the "Constituent Corporations").

         WHEREAS, Disappearing Corporation is a corporation duly organized and existing under the laws of the State of California with authorized capital of 1,000 shares of Common Stock, with a par value $0.0001, 100 of which are issued and outstanding and all 100 issued and outstanding shares are owned by Sutter Holding Company, Inc., a Delaware corporation ("Sutter").

         WHEREAS, Surviving Corporation is a corporation duly organized and existing under the laws of the State of California with authorized capital of 100,000 shares of Common Stock, no par value per share, 29,165.23 shares of which are issued and outstanding.

         WHEREAS, the Board of Directors of Disappearing Corporation has determined that the merger of Disappearing Corporation with and into Surviving Corporation is in the best interest of Disappearing Corporation and its shareholder, Sutter.

         WHEREAS, the Board of Directors of Surviving Corporation has determined that it is in the best interests of Surviving Corporation and its shareholders that Disappearing Corporation be merged with and into Surviving Corporation.

         WHEREAS, the Board of Directors of Disappearing Corporation and Surviving Corporation have each adopted and approved for submission to the shareholders of each of the Constituent Corporations this Agreement and Plan of Merger.

     1. The Disappearing Corporation shall be merged with and into the Surviving Corporation.

     2. Any amendments to the articles of incorporation of the Surviving Corporation to be effected by the merger are: None.

     3. The terms and conditions of the merger are as follows:

     a. Disappearing Corporation Cessation of Existence. Upon the Effective Date (as defined herein), the Disappearing Corporation shall be merged with and into the Surviving Corporation and thereupon the separate existence of the Disappearing Corporation shall cease.

     b. Assets and Liabilities. All of the property, real, personal and mixed, tangible and intangible of the Disappearing Corporation shall become the property of the Surviving Corporation. All of the liabilities of the Disappearing Corporation shall be assumed by and become the liabilities of the Surviving Corporation, including all applicable state taxes.

     4. The manner of converting the shares of the Disappearing Corporation into shares or other securities of the Surviving Corporation, and the cash, rights, securities or other property which the holders of those shares are to receive in exchange for the shares, which cash, rights, securities, or other property may be in addition to or in lieu of shares or other securities of the Surviving Corporation, are as follows:

     a. Disappearing Corporation Shares. Each share of the Disappearing Corporation issued and outstanding immediately prior to the Effective Date shall thereupon be converted into and become one share of common stock of the Surviving Corporation. Each share of common stock issued pursuant to this section shall be fully paid and nonassessable.

     b. Surviving Corporation Shares. Each share of common stock of the Surviving Corporation issued and outstanding immediately prior to the Effective Date shall by virtue of the merger and without any action on the part of the holder thereof, be exchanged for the following amounts per share of common stock of the Surviving Corporation: $62.23 per share in cash and 41.49 shares of Sutter common stock (valued at $6.00 per share).

     5. Any other details or provisions are as follows:

     a. Directors and Officers of the Surviving Corporation. The directors of the Surviving Corporation after the merger will be: Michael P. Flynn, Charles A. Leone, Stephen S. Meeker, John E. Schreiner, Frank R. Krisanits, James F. Wells and William G. Knuff, III to serve until their successors are duly elected or appointed and qualified. The officers of the Surviving Corporation immediately after the merger will be: (i) Michael P. Flynn, Chairman and CEO; (b) Frank R. Krisanits, President and COO; (c) Charles A. Leone, Executive Vice President and Secretary; (d) Stephen S. Meeker, Executive Vice President and Assistant Secretary; (e) John E. Schreiner, Senior Vice President and Assistant Secretary;
(f) Marcia L. McCune, Vice President;  (g) Evelyn D. Taylor, Vice President; and
(h) David W. Handy, Vice President, to serve until their successors are duly elected or appointed and qualified.

     b. Effective Date. The Merger shall be effective January 26, 2005 ("Effective Date").

     c. State Filings. The proper officers of the Surviving and the Disappearing Corporation shall make and execute whatever certificates and documents are required by applicable state law to effect the Merger and to cause the same to be filed, in the manner provided by law, and to all things whatsoever, which may be necessary and proper to effect such Merger.

     d. Further Assurances. If at any time after the Effective Date, the Surviving Corporation shall determine that any further actions or instruments of conveyance are necessary or desirable in order to vest in and confirm to Surviving Corporation full title to and possession of all of the property (real, personal and mixed), rights, privileges, immunities, powers, purposes and franchises of the Disappearing Corporation, then the officers or directors of the Surviving Corporation, or at their request the persons who were officers and directors of the Disappearing Corporation immediately prior to the Effective Date, shall have the authority to and shall take all such actions and execute and deliver all such instruments as the Surviving Corporation may so determine to be necessary or desirable.

     e. Counterparts. This document may be executed in one or more counterparts, all of which together shall constitute one and the same instrument.

     f. Acquisition Agreement. The obligations of the Surviving Corporation and the Disappearing Corporation to effect the merger shall be subject to all of the terms and conditions of the Acquisition Agreement.

         IN WITNESS WHEREOF the parties have executed this Agreement on this 26 day of January, 2005.


                                       SURVIVING CORPORATION:
                                       FLF, INC.


                                       By:  /s/ FRANK R. KRISANITS
                                                Frank R. Krisanits, President


                                       By:  /s/ CHARLES A. LEONE
                                                Charles A. Leone, Secretary

                                       DISAPPEARING CORPORATION:
                                       SUTTER ACQUISITION COMPANY, INC.


                                       By:  /s/ WILLIAM G. KNUFF, III
                                                William G. Knuff, III, President


                                       By:  /s/ KAREN LAMONTE
                                                Karen LaMonte, Secretary

                              OFFICERS' CERTIFICATE

         We, Frank R. Krisanits and Charles A. Leone, certify that:

1. We are the President and Secretary of FLF, Inc., a corporation duly organized and existing under the laws of the State of California.

2. The total number of outstanding shares of each class of the corporation entitled to vote on the merger is as follows:

         Class                   Total No. of Shares Entitled to Vote

         Common                  _________________

3. The principal terms of the Agreement and Plan of Merger in the form attached were approved by the shareholders of this corporation by a vote of the number of shares of each class which equaled or exceeded the vote required by each class to approve the Agreement and Plan of Merger.

4. Each class entitled to vote and the minimum percentage vote of each class is as follows:

         Class                  Minimum Percentage Vote

         Common                 100% approved of merger

5. No parent corporation is a party to this merger.

         We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE:  January __, 2005


                                --------------------------------------
                                Frank R.
                                Krisanits,
                                President


                                --------------------------------------
                                Charles A. Leone, Secretary

This document may be executed in one or more counterparts, all of which together shall constitute one and the same instrument.

                              OFFICERS' CERTIFICATE

         We, William G. Knuff, III and Karen LaMonte, certify that:

1. We are the President and Secretary of Sutter Acquisition Company, Inc., a corporation duly organized and existing under the laws of the State of California.

2. The total number of outstanding shares of each class of the corporation entitled to vote on the merger is as follows:

         Class                     Total No. of Shares Entitled to Vote

         Common                    _________________

3. The principal terms of the Agreement and Plan of Merger in the form attached were approved by the shareholders of this corporation by a vote of the number of shares of each class which equaled or exceeded the vote required by each class to approve the Agreement and Plan of Merger.

4. Each class entitled to vote and the minimum percentage vote of each class is as follows:

           Class                   Minimum Percentage Vote

         Common                    100% approved of merger

5. No parent corporation is a party to this merger.

         We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE:  January __, 2005


                                --------------------------------------
                                William G. Knuff, III, President


                                --------------------------------------
                                Karen LaMonte, Secretary

This document may be executed in one or more counterparts, all of which together shall constitute one and the same instrument.

                                    FLF, INC.
                  WRITTEN CONSENT IN LIEU OF SPECIAL MEETING OF
                       BOARD OF DIRECTORS AND SHAREHOLDERS

     The Undersigned, being all of the Shareholders and Directors of FLF, Inc. (the "Corporation"), waive notice and hereby adopt the following resolutions as the acts of this Corporation:

     Approval of Merger

     WHEREAS, it is determined to be in the best interest of this Corporation and its Shareholders to merge this Corporation with Sutter Acquisition Company, Inc. on terms that would enable FLF, Inc. to continue as the surviving corporation;

     BE IT RESOLVED, that the Agreement and Plan of Merger, exhibited to the Undersigned, is approved in the form submitted;

     FURTHER RESOLVED, that the President and Secretary of this Corporation are directed to execute the Agreement and Plan of Merger on behalf of this Corporation; and

     FURTHER RESOLVED, that the President and Secretary of this Corporation are authorized and directed to execute, acknowledge and file such instruments and to do such other acts in the name of and on behalf of this Corporation as may be necessary or proper to fully perform the terms and conditions of the Agreement and Plan of Merger and to consummate the matters contemplated thereunder.

     Executed as of , 2004.

                                     SHAREHOLDERS/DIRECTORS:



                                     -------------------------------------
                                     Michael P. Flynn


                                     -------------------------------------
                                     Charles A. Leone


                                     -------------------------------------
                                     Stephen S. Meeker


                                     -------------------------------------
                                     John C. Schreiner

                        SUTTER ACQUISITION COMPANY, INC.
                  WRITTEN CONSENT IN LIEU OF SPECIAL MEETING OF
                       BOARD OF DIRECTORS AND SHAREHOLDERS

     The Undersigned, being the sole Shareholder and Directors of Sutter Acquisition Company, Inc. (the "Corporation"), waive notice and hereby adopt the following resolutions as the acts of this Corporation:

     Approval of Merger

     WHEREAS, it is determined to be in the best interest of this Corporation and its Shareholder to merge this Corporation with FLF, Inc., on terms that would enable FLF, Inc. to continue as the surviving corporation;

     BE IT RESOLVED, that the Agreement and Plan of Merger, exhibited to the Undersigned, is approved in the form submitted;

     FURTHER RESOLVED, that the President and Secretary of this Corporation are directed to execute the Agreement and Plan of Merger on behalf of this Corporation; and

     FURTHER RESOLVED, that the President and Secretary of this Corporation are authorized and directed to execute, acknowledge and file such instruments and to do such other acts in the name of and on behalf of this Corporation as may be necessary or proper to fully perform the terms and conditions of the Agreement and Plan of Merger and to consummate the matters contemplated thereunder.

     Executed as of January __, 2005.

                                        SHAREHOLDER:
                                        SUTTER HOLDING COMPANY, INC.


                                        By: _________________________________
                                            R. Michael Collins, President

                                        DIRECTORS:

                                        -------------------------------------
                                        William G. Knuff, III